                                                   SCHEDULE 14A
                                                  (Rule 14a-101)
                                      INFORMATION REQUIRED IN PROXY STATEMENT

                                             SCHEDULE 14A INFORMATION

                                     Proxy Statement Pursuant to Section 14(a)
                                      of the Securities Exchange Act of 1934

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|_|  Definitive Additional Materials                                          permitted by Rule 14a-6(e)(2))
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                                            DARLING INTERNATIONAL INC.
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                                 (Name of Registrant as Specified in Its Charter)

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                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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251 O’Connor Ridge Boulevard, Suite 300
Irving, Texas 75038

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2004

To the Stockholders of Darling International Inc.:

        An Annual Meeting of Stockholders of Darling International Inc. will be held on Tuesday, May 18, 2004, at 10:00 a.m., local time, at the Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038 for the following purposes (which are more fully described in the accompanying Proxy Statement):

1.	To elect six directors of Darling International Inc. to serve until the next annual meeting of stockholders (Proposal 1); and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The affirmative vote of the holders of a plurality of the shares of our common stock voting is required for the election of each of the nominees for director and approval of Proposal No. 1 (assuming a quorum is present).

        The Board of Directors unanimously recommends that you vote to approve Proposal No. 1.

        The Board of Directors has fixed the close of business on April 8, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, to assure your shares are represented at the Annual Meeting, please date, execute and mail promptly the enclosed proxy in the enclosed envelope, for which no additional postage is required.

        A copy of our Annual Report for the year ended January 3, 2004 is enclosed for your convenience.

By Order of the Board of Directors,
/s/ Joseph R. Weaver Joseph R. Weaver, Jr. Secretary

Irving, Texas
April 16, 2004

Your vote is important.
Please execute and return promptly the enclosed proxy card in the envelope provided.

- i -

TABLE OF CONTENTS

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
        OF THE BOARD OF DIRECTORS...............................................................................B-1

- ii -

251 O’Connor Ridge Boulevard, Suite 300
Irving, Texas 75038

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2004

        This Proxy Statement is provided to the stockholders of Darling International Inc. (“Darling,” “we,” or “our company”) in connection with the solicitation of proxies by the Board of Directors to be voted at an Annual Meeting of Stockholders to be held at the Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038, at 10:00 a.m., local time, on Tuesday, May 18, 2004, and at any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy is first being sent or given to stockholders on or about April 19, 2004. This Proxy Statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the Annual Meeting.

        We are asking you to elect the six nominees as directors of Darling International Inc. until the next annual meeting of stockholders (Proposal 1).

QUESTIONS AND ANSWERS ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

        You are entitled to vote your shares of Darling common stock at the Annual Meeting and any adjournment or postponement thereof if our records show that you owned the shares at the close of business on April 8, 2004. A total of 63,830,532 shares of common stock are eligible to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the meeting.

How do I vote?

        Your shares may only be voted at the Annual Meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. To vote by proxy, complete the enclosed proxy card and mail it in the postage-paid envelope provided.

        You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, submission of a properly executed later-dated proxy, or by voting by ballot at the Annual Meeting. Voting by proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy – you must vote at the Annual Meeting.

        If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

        All shares entitled to vote that are represented by properly-completed proxies received prior to the Annual Meeting and not revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted, the shares represented by your properly-completed proxy will be voted (i) FOR Proposal No. 1 and (ii) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Annual Meeting.

Who may attend the Annual Meeting?

        All stockholders that were stockholders of Darling as of the record date (April 8, 2004), or their authorized representatives, may attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you should bring proof of ownership, such as a bank or brokerage account statement, to the Annual Meeting to ensure your admission.

How will votes be counted?

        The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares entitled to vote, is represented in person or by proxy. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        With respect to the nominees for director under Proposal No. 1 — Election of Directors, to be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director.

Who will count the votes?

        Our transfer agent, EquiServe Trust Company, N.A., will tally the vote, and will serve as inspector of the Annual Meeting.

How are proxies being solicited and who will pay for the solicitation of proxies?

        We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. We will also use the services of the proxy solicitation firm of The Altman Group, Inc. to assist in the solicitation of proxies. For such services, we will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

Who can help answer my other questions?

        If you have more questions about voting or wish to obtain another proxy card, you should contact:

Joseph R. Weaver, Jr.
General Counsel and Secretary
Darling International Inc.
251 O’Connor Ridge Boulevard, Suite 300
Irving, Texas 75038
Telephone: 972.717.0300 Fax: 972.281.4475
E-mail: corporatesecretary@darlingii.com

CORPORATE GOVERNANCE

        In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation, as amended and our amended and restated bylaws, our business, property and affairs are managed under the direction of the Board of Directors.

Meetings of the Board of Directors

        During the fiscal year ended January 3, 2004, the Board of Directors held eight regular meetings and nine special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended January 3, 2004.

Lead Director

        The Board of Directors, because the Chairman of the Board is also the Chief Executive Officer, has designated an independent director to serve as lead director to enhance the board’s ability to fulfill its responsibilities independently. The directors appointed Mr. Macaluso as lead director. The lead director’s role includes:

  Convening and chairing meetings of the non-employee directors as necessary from time to time.
  Coordinating the work and meetings of the standing committees of the board.
  Acting as liaison between directors, committee chairs and management.
  Serving as an information resource for other directors.

Committees of the Board of Directors

        The Board of Directors has an audit committee, compensation committee and nominating and corporate governance committee.

        Audit Committee. The audit committee currently consists of Messrs. Peterson (Chairman), Albrecht, and Macaluso, all of whom are independent under the rules of the American Stock Exchange and the Securities and Exchange Commission (“SEC”). The audit committee continued its long-standing practice of meeting directly with the Company’s internal audit staff to discuss the current year’s audit plan and to allow for direct interaction between the audit committee members and the Company’s internal auditors. The audit committee met six times during the fiscal year ended January 3, 2004. The audit committee is generally responsible for:

  Appointing, compensating, retaining and overseeing the Company’s independent auditors.

  Reviewing and discussing the adequacy of both the Company’s internal accounting controls and other factors affecting the integrity of the Company’s financial reports with management and the Company’s independent auditors.

  Reviewing and discussing with management and the independent auditors critical accounting policies and the appropriateness of such policies.

  Reviewing and discussing with management and the independent auditors any material financial or non-financial arrangements that do not appear on the financial statements and any related party transactions.

  Reviewing the Company’s annual and interim reports to the SEC, including the financial statements and the “Management’s Discussion and Analysis” portion of those reports, and recommending appropriate action to the Board of Directors.

  Discussing the Company’s audited financial statements and any reports of the independent auditor with respect to interim periods with management and the independent auditors, including a discussion with the independent auditors regarding the matters to be discussed by Statement of Auditing Standards No. 61 and No. 90.

  Reviewing relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1.

  Creating and periodically reviewing the Company’s whistleblower policy.

        The Board of Directors has determined that all members of the audit committee are financially literate and have financial management expertise, as the Board has interpreted such qualifications in its business judgment. In addition, the Board has designated Mr. Peterson as the audit committee financial expert in accordance with the requirements of the SEC and the American Stock Exchange.

        The Board of Directors has adopted a written charter setting out the audit related functions the audit committee is to perform. A copy of the audit committee charter is attached to this proxy statement as Annex A.

        Please see page 23 of this Proxy Statement for the Report of the Audit Committee.

        Compensation Committee. The compensation committee currently consists of Messrs. Macaluso (Chairman), Albrecht, Klink, and Peterson, each of whom is independent. The compensation committee met eleven times during the fiscal year ended January 3, 2004. The compensation committee is generally responsible for:

  Reviewing our policies relating to employee and executive compensation.

  Reviewing and administering our incentive, bonus, and employee benefit plans, including the 1994 Employee Flexible Stock Option Plan (1994 Plan), and the Non-Employee Directors Stock Option Plan.

  Reviewing and evaluating the performance of the Chief Executive Officer.

  Reviewing and recommending to the Board of Directors the direct and indirect compensation and employee benefits of our executive officers.

  Reviewing management’s long-range planning for executive development and succession.

  Producing the annual report on executive compensation for inclusion in the Company’s annual proxy statement.

        Compensation Committee Interlocks and Insider Participation. During the year ended January 3, 2004, the Company had no “interlocking” relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

        Please see page 18 of this Proxy Statement for the Report of the Compensation Committee.

        Nominating and Corporate Governance Committee. The nominating and corporate governance committee currently consists of Messrs. Albrecht (Chairman), Macaluso, Klink and Peterson, each of whom is independent. The nominating and corporate governance committee met two times during the fiscal year ended January 3, 2004. The nominating and corporate governance committee is generally responsible for:

  Identifying, reviewing, evaluating and recommending potential candidates to serve as directors of our company.

  Recommending to the Board the number and nature of standing and special committees to be created by the Board.

  Recommending to the Board the members and chairperson for each Board committee.

  Developing, recommending, and periodically reviewing and assessing the Company’s Corporate Governance of Principles and Code of Conduct and making recommendations for changes to the Board.

  Establishing and periodically reevaluating the standards for criteria for membership, and the process of selection, of new directors for the Board.

  Communicating with stockholders of the Company regarding nominees for the Board and considering whether to recommend such nominees to the Board.

  Reviewing the Board’s policy on compensation of directors and recommending to the Board any changes as appropriate.

  Reviewing and addressing any potential conflicts of interest of directors and executive officers of the Company.

  Developing criteria for and assisting the Board in its annual self-evaluation.

Director Compensation

        Non-employee members of the Board of Directors are paid a $35,000 annual retainer. Each outside director receives $1,500 for each board or committee meeting attended in person or by video where minutes are taken or $1,000 if attended by telephone. The chairman of the audit, compensation and nominating committee each receive an additional $5,000 annual retainer, and the lead director receives an additional $10,000 annual retainer.

        Under the Non-Employee Directors Stock Option Plan, prior to May 17, 2000, each outside director was granted an option to purchase 15,000 shares of our common stock on the tenth business day of July 1995 and was granted an identical option on the tenth business day of July of each year thereafter. Each outside director elected after July 1995 but prior to May 17, 2000, was granted an option to purchase 21,000 shares of our common stock on the day he was first elected by our stockholders as a member of the Board of Directors. Pursuant to an amendment to the Non-Employee Directors Stock Option Plan adopted on May 17, 2000, each outside director elected on or after May 17, 2000 is granted options to buy 4,000 shares of our common stock when he is first elected to the Board of Directors by our stockholders. On the date of each calendar year thereafter on which our independent auditors sign their annual audit report, options to purchase 4,000 shares of our common stock are granted under the Non-Employee Directors Stock Option Plan to each of our outside directors, but such grants occur only if we obtain 90% of our target EBITDA for our most recent completed fiscal year. The per share exercise price of each option granted under the Non-Employee Directors Stock Option Plan is equal to the fair market value per share of our common stock on the date of grant of the options relating thereto. Twenty-five percent of the shares subject to each option vest on the date that is six months following the date of grant and 25% of the shares vest on each of the first, second and third anniversaries of the date of grant thereafter. Options to purchase an aggregate of 450,000 shares of our common stock may be granted under the Non-Employee Directors Stock Option Plan.

        If while unexercised options remain outstanding under the Non-Employee Directors Stock Option Plan, any of the following events occur, all options granted under the Non-Employee Directors Stock Option Plan become exercisable in full, whether or not they are otherwise exercisable:

  any entity other than us makes a tender or exchange offer for shares of our common stock pursuant to which purchases are made,

  our stockholders approve a definitive agreement to merge or consolidate our company with or into another corporation or to sell all or substantially all of our assets or adopt a plan of liquidation,

  the beneficial ownership of securities representing more than 15% of the combined voting power of our company is acquired by any person, or during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period.

        In the case of a merger where we are the surviving entity and in which there is a reclassification of the shares of our common stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger. Upon consummation of the recapitalization of our company in May 2002, all then outstanding options granted under the Non-Employee Directors Stock Option Plan became exercisable in full, whether or not they were otherwise exercisable.

        On March 26, 2003, each outside director as of such date (Messrs. Albrecht, Klink, Macaluso and Peterson) was granted 4,000 options with a per share exercise price of $1.99 under the Non-Employee Directors Stock Option Plan because we achieved in excess of 90% of our targeted EBITDA for the fiscal year ended December 28, 2002. The per share exercise price of each option granted under the Non-Employee Directors Stock Option Plan is equal to the fair market value per share of our common stock on the date of grant of the options relating thereto. In total, 16,000 options were granted under the Non-Employee Directors Plan during the fiscal year ended January 3, 2004.

        On March 26, 2004, each outside director as of such date (Messrs. Albrecht, Klink, Macaluso and Peterson) was granted 4,000 options with a per share exercise price of $2.86 under the Non-Employee Directors Stock Option Plan because we achieved in excess of 90% of our targeted EBITDA for the fiscal year ended January 3, 2004.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Introduction

        Our current Board of Directors consists of five members. We are increasing our Board of Directors to six members effective as of May 18, 2004. The nominees for election as directors are O. Thomas Albrecht, Kevin S. Flannery, Fredric J. Klink, Charles Macaluso, Richard A. Peterson and Randall C. Stuewe.

        At the Annual Meeting, the nominees for director are to be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as designated by the Board of Directors. The following table sets forth for each of the nominees for election as a director, his age, principal occupation and certain other information.

Name	Age	Principal Occupation
Randall C. Stuewe	41	Mr. Stuewe has served as our Chairman and Chief Executive Officer since February 2003. From 1996 to 2002, Mr. Stuewe worked for ConAgra Foods, Inc. as executive vice president and most recently as president of Gilroy Foods. Prior to serving at ConAgra Foods, he spent twelve years in management, sales and trading positions at Cargill, Inc.

O. Thomas Albrecht	57	Mr. Albrecht was employed by the McDonald's Corporation from 1977 until his retirement in March 2001. Most recently, from 1995 until March 2001, Mr. Albrecht served as a senior vice president and chief purchasing officer of McDonald's Corporation. Mr. Albrecht has served as a director of our company since May 2002.

Kevin S. Flannery	59	Mr. Flannery has been nominated to serve as a new member of our Board of Directors. Since January 2003, Mr. Flannery has been Chairman of the Board and Chief Executive Officer of RoweCom, Inc., since April 2002, Chairman of the Board of Telespectrum Worldwide Inc. and since 1992, President and Chief Executive Officer of Whelan Financial Corporation. Mr. Flannery also currently serves as a director of Sarcom Inc., Raytech Corporation, Geneva Steel Company, Sheffield Steel Corporation and Centis Inc.

Fredric J. Klink	70	Mr. Klink has been a director of our company since April 1995. Since December 31, 2001, Mr. Klink has been of counsel at the law firm of Dechert LLP. Prior thereto he was partner at the law firm of Dechert LLP for more than five years. Mr. Klink's law practice concentrates on mergers and acquisitions, securities, and international work. He received his LL.B. from Columbia Law School in 1960.

Charles Macaluso	60	Mr. Macaluso has been a principal of Dorchester Capital, LLC, a management consulting and corporate advisory service firm focusing on operational assessment, strategic planning and workouts, since 1998. From 1996 to 1998, he was a partner at Miller Associates, Inc., a workout, turnaround partnership focusing on operational assessment, strategic planning and crisis management. Mr. Macaluso currently serves as a director of the following companies: Global Crossing Ltd. (NYSE: GX) where he serves on the Executive Committee, Crescent Public Telephone, Inc. (Chairman), Lazy Days RV SuperCenters, Inc. (Chairman) and RBX Industries, Inc. Mr. Macaluso has served as a director of our company since May 2002.

Richard A. Peterson	62	Mr. Peterson has been the managing principal of Peterson and Associates, a firm specializing in financial restructuring and strategic advisory services to management and directors of distressed companies, a firm he founded in April 2001. Prior thereto, Mr. Peterson was a senior vice president and regional manager in the managed assets department of Bank One, NA, from April 1999 until his retirement in April 2001. From the Fall of 1998 until April 1999, he was a first vice president and regional manager in the managed assets department of Bank One, N.A.; and he held the same position with Bank One, N.A.'s predecessor, First National Bank of Chicago, from 1995 until the Fall of 1998. He was employed by First National Bank of Chicago from October 1981 to 1995 in various capacities in the "workout and turnaround" group for large corporate credits. Mr. Peterson has served as a director of our company since May 2002.

Director Nomination Process

        The Board of Directors is responsible for approving nominees for election as directors. To assist in this task, the Board has designated a standing committee, the nominating and corporate governance committee, which is responsible for reviewing and recommending nominees to the Board. The committee is comprised solely of independent directors as defined by the rules of the American Stock Exchange and the SEC. The Company’s Board of Directors has adopted a written charter for the committee. A copy of the charter is attached to this proxy statement as Annex B.

        The Board has a policy of considering director nominees recommended by stockholders. A stockholder who wishes to recommend a prospective board nominee for the committee’s consideration can write to the Nominating and Corporate Governance Committee, c/o Secretary, Darling International Inc., P.O. Box 141481, Irving, Texas 75014-1481. In addition to considering nominees recommended by stockholders, the committee also considers prospective board nominees recommended by current directors, management and other sources. The committee evaluates all prospective board nominees in the same manner regardless of the source of the recommendation. In the case of Mr. Flannery, who is being nominated as a director for the first time this year, a shareholder suggested his name to the committee as a candidate for nomination.

        In evaluating prospective nominees, the committee looks for the following minimum qualifications, qualities and skills:

  Highest personal and professional ethics, integrity and values.
  Outstanding achievement in the individual's personal career.
  Breadth of experience.
  Ability to make independent, analytical inquiries.
  Ability to contribute to a diversity of viewpoints among board members.
  Willingness and ability to devote the time required to perform board activities adequately (in this regard, the committee will consider the number of other boards of directors on which the individual serves).
  Ability to represent the total corporate interests of the Company (a director will not be selected to, nor will he or she be expected to, represent the interests of any particular group).

        Stockholders who wish to submit a proposal for inclusion of a nominee for director in our proxy materials must also comply with the deadlines and requirements of Rule 14a-8 promulgated by the SEC. Please see “Additional Information” in this proxy statement for more information regarding the procedures for submission by a stockholder of a director nominee or other proposals.

Stockholder Communications with the Board

        Stockholders and others who wish to communicate with the Board as a whole, or to individual directors, may write them: c/o Secretary, Darling International Inc., P.O. Box 141481, Irving, Texas 75014-1481. All communications sent to this address will be shared with the Board, or the Lead Director, if so addressed.

        It is a policy of the Board to encourage directors to attend each annual meeting of stockholders. Such attendance allows for direct interaction between stockholders and members of the Board. All of our directors attended our 2003 annual stockholders meeting.

Required Vote

        To be elected, each nominee for director must receive a plurality of all votes cast with respect to such position as director.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote “FOR” each of the nominees set forth in Proposal No. 1.

OUR MANAGEMENT

Executive Officers and Directors

        Our executive officers and directors, their ages and their positions as of April 16, 2004, are as follows. Our executive officers serve at the discretion of the Board of Directors.

Name	Age	Position
Randall C. Stuewe	41	Chairman of the Board and Chief Executive Officer
John O. Muse	55	Executive Vice President - Finance and Administration
Neil Katchen	58	Executive Vice President - Operations
James A. Ransweiler	60	Executive Vice President - Sales and Marketing
Mitchell Kilanowski	52	Executive Vice President - Commodities
Joseph R. Weaver, Jr.	57	General Counsel and Secretary
O. Thomas Albrecht (1) (2) (3)	57	Director
Fredric J. Klink (2) (3)	70	Director
Charles Macaluso (1) (2) (3)	60	Director
Richard A. Peterson (1) (2) (3) (4)	62	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	In accordance with requirements of the SEC and the American Stock Exchange Listing requirements, the Board of Directors has designated Mr. Peterson as the audit committee financial expert.

        For a description of the business experience of Mr. Stuewe, Mr. Albrecht, Mr. Flannery, Mr. Klink, Mr. Macaluso and Mr. Peterson, see Proposal No. 1 — Election of Directors.

        John O. Muse has served as our Executive Vice President — Finance and Administration since February 2000. From October 1997 to February 2000, he served as our Vice President and Chief Financial Officer. From 1994 to October 1997 he served as Vice President and General Manager at Consolidated Nutrition, L.C. Prior to serving at Consolidated Nutrition, Mr. Muse was Vice President of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland Company. Since August 1998, Mr. Muse has served on an advisory board for FM Global.

        Neil Katchen has served as Executive Vice President — Operations since November 2001. Prior thereto, he served as Vice President of our Eastern Region beginning in October 1997 and served as General Manager of our Newark, New Jersey facility from January 1990 to October 1997.

        James A. Ransweiler has served as our Executive Vice President-Sales and Marketing since August 2003. From August 1999 to August 2003, he served as the President and Chief Operating Officer. Mr. Ransweiler served as the President of Darling Rendering from October 1997 to August 1999. From August 1986 to October 1997, he served as Vice President of our Eastern Region, except for the period from January 1989 to February 1990 when he served as Special Projects Coordinator.

        Mitchell Kilanowski has served as our Executive Vice President — Commodities since August 2003. From January 1999 to August 2003, Mr. Kilanowski served as our Executive Vice President-Marketing and Research. From September 1997 to January 1999, Mr. Kilanowski served as our Vice President-Marketing. From August 1986 to September 1997 he served as Director of Domestic Sales. From March 1975 to August 1986 he served in customer sales and service.

        Joseph R. Weaver, Jr. has served as our General Counsel since March 1997 and as our Secretary since April 1997. From May 1994 to March 1997, he served as Secretary and General Counsel of AAF-McQuay, Inc. From January 1990 to April 1994, Mr. Weaver served as Assistant General Counsel of AAF-McQuay, Inc., then known as Snyder General Corporation.

EXECUTIVE COMPENSATION

        The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 2003, 2002 and 2001 paid to our Chief Executive Officer and four other most highly compensated executive officers who were serving as such at January 3, 2004.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus	Number of Securities Underlying Options		All Other Compensation

Denis J. Taura	2003	$ -		-	-		$959,825	(4)
Former Chairman and Chief	2002	210,000		-	-		805,815	(3)
Executive Officer (1)	2001	700,000	(2)	-	-		-
Randall C. Stuewe	2003	369,231		-	500,000	(5)	-
Chairman and Chief	2002	-		-	-		-
Executive Officer	2001	-		-	-		-
John O. Muse	2003	275,788		$ 93,610	-		-
Executive Vice President-	2002	252,788		54,844	-		-
Finance and Administration	2001	216,924		20,000	45,000	(6)	-
Neil Katchen	2003	220,000		70,750	-		-
Executive Vice President-	2002	220,000		71,250	-		-
Operations	2001	200,000		20,000	73,800	(6)	-
James A. Ransweiler	2003	335,000		170,850	-		-
Executive Vice President-	2002	335,000		91,106	-		-
Sales and Marketing	2001	307,000		30,000	90,000	(6)	-
Mitchell Kilanowski	2003	180,000		45,000	-		-
Executive Vice President-	2002	180,000		23,911	-		-
Commodities	2001	164,000		10,000	45,000	(6)	-

(1)	Mr. Taura resigned as Chairman and Chief Executive Officer of our company on February 3, 2003, and was replaced by Mr. Stuewe on such date. Mr. Taura ceased serving as a director as of May 13, 2003.
(2)	Of this amount, $180,000 represents additional salary paid to Mr. Taura as compensation for extensive additional time spent on company matters during fiscal 2001.
(3)	Of this amount, $346,667 represents severance and $459,148 represents consulting fees paid to Taura Flynn and Associates, LLC. Upon the consummation of our company's recapitalization effective as of May 10, 2002, Mr. Taura was retained as a consultant to our company and the remaining portion of Mr. Taura's salary for 2002 was paid to Taura Flynn and Associates, LLC, of which Mr. Taura is a principal, for services provided to our company by Mr. Taura as Chief Executive Officer pursuant to a consulting agreement. This consulting agreement terminated on April 4, 2003.

(4)	Of this amount, $693,333 represents severance paid to Mr. Taura and $249,429 represents consulting fees paid to Taura Flynn and Associates, LLC and $17,063 represents interest paid to Taura Flynn and Associates, LLC on accrued but unpaid severance.
(5)	Amount represents (i) options to purchase 250,000 shares of our common stock granted February 3, 2003; and (ii) options granted on July 1, 2003 to purchase an additional 250,000 shares of our common stock.
(6)	On May 16, 2001, our stockholders authorized the Board of Directors to grant under the 1994 Plan on or after June 4, 2001 options to purchase 735,355 shares of our common stock at 100% of fair market value on such date to key employees who surrendered an equal number of options on December 1, 2000. On June 5, 2001, options to purchase 703,385 shares of our common stock were issued to such key employees at $0.50 per share.

Option Grants

        The following table shows stock options granted to the named executive officers during the year ended January 3, 2004.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Option/Sars Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Randall C. Stuewe	250,000	50%	$1.96	2/13/13	$308,158	$780,934
Randall C. Stuewe	250,000	50%	$2.30	7/1/13	$361,614	$916,402

Option Exercises and Year-End Options Values

        The following table sets forth certain information with respect to options exercised during the fiscal year ended January 3, 2004 by each of the executive officers named in the summary compensation table above and the value of unexercised options held by such executive officers at January 3, 2004:

	Options Exercised in Fiscal 2003		Number of Securities Underlying Unexercised		Value of Unexercised In-the-Money Options at
	Shares Acquired on Exercise	Value Realized	Options at January 3, 2004 Exercisable (E) Unexercisable (U)		January 3, 2004 Exercisable (E) Unexercisable (U) (1)

Denis J. Taura	1,020,000	$1,503,675	75,000	(E)	$174,000	(E)
			0	(U)	0	(U)
Randall C. Stuewe	-	-	125,000	(E)	86,250	(E)
			375,000	(U)	258,750	(U)
John O. Muse	-	-	27,000	(E)	62,640	(E)
			18,000	(U)	41,760	(U)
Neil Katchen	-	-	44,280	(E)	102,730	(E)
			29,520	(U)	68,486	(U)
James A. Ransweiler	4,672	$13,736	54,000	(E)	125,280	(E)
			36,000	(U)	83,520	(U)
Mitchell Kilanowski	-	-	27,000	(E)	62,640	(E)
			18,000	(U)	41,760	(U)

(1)	Based on the difference between the closing price of our common stock on January 3, 2004 ($2.82 per share) and the exercise price of the option.

Employment Agreements

        We entered into an employment agreement dated as of February 3, 2003 with Mr. Stuewe, our Chairman and Chief Executive Officer. The employment was for an interim term of not less than four and not more than nine months from the date of the agreement. Effective as of July 1, 2003 Mr. Stuewe entered into an employment agreement for a period of three years, subject to (i) extension for successive one-year periods thereafter unless terminated by not less than six months prior notice by either us or Mr. Stuewe and (ii) termination with or without cause as defined in the agreement.

        Mr. Stuewe is employed as our Chairman and Chief Executive Officer and serves as a member of our Board of Directors. The employment agreement provides for an initial annual base salary of $400,000, subject to annual increases at the discretion of the compensation committee of our Board of Directors. The agreement also provides for Mr. Stuewe to receive our standard retirement and welfare benefits for executive officers. Mr. Stuewe’s employment agreement also includes a severance agreement as described below.

        On February 3, 2003, the effective date of the employment agreement, we granted Mr. Stuewe stock options to purchase 250,000 shares of our common stock at $1.96 per share (an exercise price equal to 100% of the fair market value of our common stock on the effective date) pursuant to the terms of our 1994 Plan and an individual stock option agreement between Mr. Stuewe and us. 62,500 options became exercisable on February 3, 2003 and 62,500 options become exercisable on each of the first three anniversary dates of the grant.

        In addition, at the commencement of the term (July 1, 2003) pursuant to the employment agreement, we granted Mr. Stuewe stock options to purchase 250,000 shares of our common stock at $2.30 per share (an option exercise price equal to 100% of the fair market value of our common stock on the effective date), pursuant to the terms of the 1994 Plan and of an individual stock option agreement between Mr. Stuewe and us. 62,500 options became exercisable on July 1, 2003 and 62,500 options become exercisable on each of the first three anniversary dates of the grant.

        During the employment period, Mr. Stuewe is entitled to receive a bonus in an amount equal to 60% or greater of Mr. Stuewe’s then current base salary (but not in excess of Mr. Stuewe’s base salary) based upon the relationship of actual “EBITDA” (as defined in the employment agreement) for a fiscal year to budgeted EBITDA as established by the Board of Directors for such fiscal year.

        We have entered into severance agreements with Messrs. Stuewe, Muse, Katchen, and Kilanowski which provide, subject to certain conditions, for severance compensation equal to one year’s compensation to the officer in the event of a termination of the officer’s employment unless such termination is voluntary or based upon cause as defined in the agreements.

Stock Option Plans

        1993 Plan. The Board of Directors has suspended the 1993 Flexible Stock Option Plan and no further options are to be issued under such plan. Officers and other key employees of Darling were eligible to receive options under the 1993 Plan. In December 1993, we granted options covering 1,483,500 shares of our common stock to seven members of our management pursuant to the 1993 Plan. The exercise price of these options is $2.857 per share. These options vested 20% on the date of grant and vest 20% on each anniversary date thereof. All options under the 1993 Plan have fully vested. The options granted pursuant to the 1993 Plan are intended to be incentive stock options to the maximum extent permissible under the Internal Revenue Code of 1986, as amended and nonqualified stock options to the extent not incentive stock options. 184,066 of the shares covered by these options were transferred to the 1994 Plan prior to the three-for-one stock split, pursuant to shareholder approval at the annual meeting of stockholders held May 20, 1997. During the fiscal year ended January 3, 2004, options to purchase 446,646 were exercised under the 1993 Plan. Pursuant to the terms of the 1993 Plan agreement, the 1993 Plan terminated effective December 29, 2003 and all unexercised options were cancelled.

        1994 Plan. Our compensation committee may grant options under the 1994 Employee Flexible Stock Option Plan to officers and other key employees of Darling. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees, and to encourage them to have a financial interest in our company. In 1994, 500,000 options, each to buy one share of our common stock, were authorized for the 1994 Plan and pursuant to stockholder approval at the annual meeting of stockholder held May 20, 1997, 184,066 options forfeited or canceled under the 1993 Plan were authorized as additional options available for grant under the 1994 Plan. Therefore, after the effect of the three-for-one stock split, a total of 2,052,198 options were authorized to be granted under the 1994 Plan. Pursuant to stockholder approval at the annual meeting of stockholders held May 27, 1998, 500,000 additional options were authorized for the 1994 Plan bringing the total authorized to be granted under the 1994 Plan to 2,552,198 options. Pursuant to stockholder approval at the annual meeting of stockholders held May 17, 2000, the number of authorized shares under the 1994 Plan was reduced from 2,552,198 to 2,012,198 shares. Options granted pursuant to the 1994 Plan typically vest 20% on the date of grant and 20% on each anniversary date thereof. Pursuant to the acceleration provisions of the 1994 Plan relating to change of control, upon consummation of the recapitalization in May 2002, all then outstanding options granted under the 1994 Plan became exercisable in full, whether or not they were otherwise exercisable, except that the options granted on June 5, 2001, as described below, did not accelerate upon consummation of the recapitalization.

        Under the 1994 Plan, stock options are awarded based on an individual’s level of responsibility within his or her area, such individual’s executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the fair market value of the stock on the date of grant.

        On May 16, 2001, our stockholders authorized the Board of Directors to grant under the 1994 Plan on or after June 4, 2001 options to purchase 735,355 shares of our common stock at 100% of fair market value on such date to key employees who surrendered an equal number of options on December 1, 2000. On June 5, 2001, options to purchase 703,385 shares of our common stock were issued to such key employees at $0.50 per share.

        During fiscal 2003, 500,000 options to purchase shares of our common stock were granted to Mr. Stuewe under the 1994 Plan as described in the Employment Agreements section above. No other options were granted under the 1994 Plan during fiscal 2003. The 1994 Plan expires on June 7, 2005.

        Non-Employee Directors Stock Option Plan. For a description of the Non-Employee Directors Stock Option Plan, see the disclosure set forth above under “Director Compensation.”

Equity Compensation Plans

        The following table sets forth certain information as of January 3, 2004 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders. The table includes:

  the number of securities to be issued upon the exercise of outstanding options;
  the weighted-average exercise price of the outstanding options; and
  the number of securities that remain available for future issuance under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	1,353,535	(1)	$1.60	407,267
Equity compensation plans not approved by security holders	0		-	0
Total	1,353,535		$1.60	407,267

(1)	Includes shares underlying options that may be issued pursuant to the 1994 Plan and the Non-Employee Director Stock Option Plan, both of which plans have been previously approved by our stockholders.

Annual Incentive Plan

        Our annual incentive plan is administered by our compensation committee and provides incentive cash bonuses to corporate and regional executives. In fiscal 2003, the annual incentive plan was tied to plan components comprised of actual levels achieved for EBITDA, collection/service charge revenue, operating expenses, safety goals, raw material procurement and individual initiatives. Incentive earned under each component is calculated independently of the other components and is expressed in terms of a percentage of base salary.

Pension Plan Table

        The following table illustrates the approximate annual pension that the executive officers named in the summary compensation table above would receive under the Salaried Employee’s Retirement Plan if the plan remains in effect and such executive officers retired at age 65. However, because of changes in the tax laws or future adjustments to benefit plan provisions, actual pension benefits could differ significantly from the amounts set forth in the table.

	Estimated Annual Pension (Years of Service)
Average Annual Salary During the Last 5 Years	15	20	25	30	35
$150,000	$40,500	$54,000	$67,500	$71,250	$75,000
$175,000	47,250	63,000	78,750	83,125	87,500
$200,000	54,000	72,000	90,000	95,000	100,000
$235,840	63,677	84,902	106,128	112,024	117,920

        The above amounts do not reflect the compensation limitations for plans qualified under the Internal Revenue Code, effective January 1, 1994. Effective January 1, 2004, annual compensation in excess of $205,000 ($235,840 for 1993) is not taken into account when calculating benefits under the Retirement Plan. Such limitation will not, however, operate to reduce plan benefits accrued as of December 31, 1993.

        If the executive officers named in the summary compensation table above remain employees of our company until they reach age 65, the years of credited service for Messrs. Stuewe, Muse, Katchen, Ransweiler, and Kilanowski will be as follows: Stuewe, 25 years; Muse, 16 years; Katchen, 40 years; Ransweiler, 24 years; and Kilanowski, 40 years.

        The Retirement Plan is a non-contributory defined benefit plan. Office and supervisory employees, not covered under another plan, automatically become participants in the plan on the earlier of January 1 or July 1 following completion of 1,000 hours of service in a consecutive twelve-month period. Upon meeting the eligibility requirement, employees are recognized as a participant from the date of commencement of their service with our company. Eligible employees become fully vested in their benefits after completing five years of service. Benefits under the plan are calculated on “average monthly pay” based upon the highest 60 consecutive months of the latest 120 months (and subject to the limitations discussed above) and the years of service completed.

        The basic pension benefit is equal to 45% of the employee’s average monthly pay, reduced proportionally for years of service less than 25 years. The multiple is increased 0.5% per year for years of service in excess of 25 years to a maximum of 15 additional years. Benefits are not subject to reduction for Social Security benefits or any other offset.

REPORT OF THE COMPENSATION COMMITTEE

        The following report of the compensation committee and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

        Our executive compensation program is designed to attract, motivate, reward and retain the executive officers needed to achieve our business objectives, to increase our profitability and to provide value to our stockholders. The program has been structured and implemented to provide competitive compensation opportunities and various incentive awards based on company and individual performance. Our executive compensation program is composed of three principal components: base salary, short term incentive awards and long term incentive awards.

Base Salaries

        The base salaries of our five most highly compensated executive officers who were serving as such at January 3, 2004 are set forth in the summary compensation table located above. Executive positions are grouped by grades which are part of our company’s overall salary structure. The base salaries of senior executives, except those established by employment agreements, are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted within grade ranges based on individual performance and changes in job content and responsibilities.

Short Term Incentive Awards

        The short-term program, or Annual Incentive Plan, consists of an opportunity for the award of an annual incentive cash bonus in addition to the payment of base salary. In 2003, our Annual Incentive Plan for corporate and division executives was tied to plan components comprised of actual levels achieved for EBITDA, collection/service charge revenue, operating expenses, safety goals, raw material procurement and individual initiatives. Incentive earned under each component is calculated independently of the other components and is expressed in terms of a percentage of base salary.

        In fiscal 2003, our company met the predetermined threshold established for the payment of cash incentive awards to all employees participating in the Annual Incentive Plan. Under the Annual Incentive Plan, senior executives are entitled to receive annual bonuses of up to 60% of their base salaries. Additionally, for fiscal 2003, our company paid certain other discretionary bonuses outside the Annual Incentive Plan.

Long Term Incentive Awards

        In connection with a financial restructuring of our company consummated in December 1993, long term incentive awards in the form of stock options were granted to certain of our executive officers under the 1993 Plan. In fiscal 1997, the Board of Directors suspended the 1993 Plan and no further options were issued under such plan. Pursuant to the terms of the 1993 Plan agreement, the 1993 Plan terminated effective December 29, 2003 and all unexercised options were cancelled.

        Under the 1994 Plan, stock options are awarded based on an individual’s level of responsibility within his or her area, such individual’s executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the fair market value of the stock on the date of grant.

Charles Macaluso O. Thomas Albrecht Fredric J. Klink Richard A. Peterson

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the change in the cumulative total stockholder return on our company’s common stock with the cumulative total return of the AMEX Stock Market — U.S. Index, the Dow Jones Industrial Pollution Control/Waste Management Index, and the CSFB-Nelson Agribusiness Index for the period from January 2, 1999 to January 3, 2004, assuming the investment of $100 on January 2, 1999 and the reinvestment of dividends.

        The stock price performance shown on the graph only reflects the change in our company’s stock price relative to the noted indices and is not necessarily indicative of future price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
DARLING COMMON STOCK
AMEX STOCK MARKET- U.S.
DOW JONES INDUSTRIAL POLLUTION CONTROL/WASTE MANAGEMENT INDEX
CSFB-NELSON AGRIBUSINESS INDEX

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table and notes set forth certain information with respect to the beneficial ownership of shares of our common stock, as of March 25, 2004, by each person or group within the meaning of Rule 13d-3 under the Exchange Act who is known to our management to be the beneficial owner of more than five percent of our outstanding common stock and is based upon information provided to us by such persons.

Name and Address of Beneficial Owner	Amount and Nature of Benefical Ownership (1)		Percent of Class

SOF Investments, L.P.	9,296,127	(2)	14.6%
Avenue Special Situations Fund II, L.P.	6,668,530	(3)(7)(8)	10.5%
Avenue Investments, LP	270,000	(4)(8)	0.4%
Avenue International, Ltd.	990,000	(5)(8)	1.6%
Avenue Special Situations Fund III, LP	1,110,000	(6)(7)(8)	1.7%
Mariel Capital Management, LLC	6,839,651	(9)	10.7%
Nader Tavakoli	7,621,145	(10)	12.0%
D.E. Shaw Laminar Portfolios, LLC	5,579,107	(11)	8.8%

(1)

Except as otherwise indicated in footnotes 2 through 11, the entities named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

(2)

MSD Capital, L.P., the general partner of SOF Investments, L.P., and MSD Capital Management LLC, the general partner of MSD Capital, L.P., may each be deemed to indirectly beneficially own 9,296,127 shares of our common stock. The address for each of these entities is 645 Fifth Avenue, 21st Floor, New York, NY 10022.

(3)

Avenue Capital Partners II, LLC, the general partner of Avenue Special Situations Fund II, LP, and GL Partners II, LLC, the managing member of Avenue Capital Partners II, LLC, may each be deemed to indirectly beneficially own 6,668,530 shares of our common stock. The address for each of these entities is 535 Madison Avenue, 15th Floor, New York, NY 10022.

(4)

Avenue Partners , LLC, the general partner of Avenue Investments, LP, and Avenue Advisors, LLC, the general partner of Avenue Investments, LP, may each be deemed to indirectly beneficially own 270,000 shares of our common stock. The address for this entity is 535 Madison Avenue, 15th floor, New York, NY 10022.

(5)

Avenue International Advisors, LLC, the managing member of Avenue International, Ltd., may be deemed to indirectly beneficially own 990,000 shares of our common stock. The address for each of these entities is 535 Madison Avenue, 15th Floor, New York, NY 10022.

(6)

Avenue Capital Partners III, LLC, the general partner of Avenue Special Situations Fund III, LP, and GL Partners III, LLC, the managing member of Avenue Capital Partners III, LLC, may each be deemed to indirectly beneficially own 1,110,000 shares of our common stock. The address for each of these entities is 535 Madison Avenue, 15th Floor, New York, NY 10022.

(7)

Avenue Capital Management II, LLC, the investment advisor to Avenue Special Situations Fund II, LP and Avenue Special Situations Fund III, LP, may be deemed to indirectly beneficially own 7,778,530 shares of our common stock. The address for each of these entities is 535 Madison Avenue, 15th Floor, New York, NY 10022.

(8)

Marc Lasry, the managing member of Avenue Partners, LLC, Avenue Advisors, LLC, Avenue International Advisors, LLC, GL Partners II, LLC, GL Partners III, LLC, and Avenue Capital Management II, LLC, may be deemed to indirectly beneficially own 9,038,530 shares of our common stock with respect to the shares held by Avenue Investments, LP, Avenue International, Ltd., Avenue Special Situations Fund II, LP, and Avenue Special Situations Fund III, LP (“Avenue Capital Group”). The address for the Avenue Capital Group is 535 Madison Avenue, 15th Floor, New York, NY 10022.

(9)	Mariel Capital Management, LLC, the agent and attorney-in-fact of EagleRock Master Fund, has the sole power to vote and dispose of the 6,839,651 shares of common stock held by EagleRock Master Fund.

(10)

Nader Tavakoli, principal of Mariel Capital Management, LLC, has direct beneficial ownership of 781,494 shares of our common stock, and may be deemed to have indirect beneficial ownership of an additional 6,839,651 shares of our common stock. The address for each of these entities is 551 Fifth Avenue, 34th Floor, New York, NY 10176.

(11)

D.E. Shaw & Co., LP, the investment advisor of D.E. Shaw Laminar Portfolios, LLC, may be deemed to indirectly beneficially own 5,579,107 shares of our common stock. D.E. Shaw & Co., LLC, the managing member of D.E. Shaw Laminar portfolios, LLC, may be deemed to indirectly beneficially own 5,579,107 shares of our common stock. David E. Shaw, President and sole shareholder of D.E. Shaw & Co., Inc., which is the general partner of D.E. Shaw & Co., LP, may be deemed to indirectly beneficially own 5,579,107 shares of our common stock. The address for the each of these entities is 120 West Forty-Fifth Street, 39th Floor, Tower 45, New York, NY 10036.

Security Ownership of Management

        The following table and notes set forth certain information with respect to the beneficial ownership of shares of our common stock, as of March 25, 2004, by each director, each executive officer and by all executive officers and directors as a group:

Name of Individual	Common Stock Owned	Unexercised Plan Options (1)	Common Stock Beneficially Owned (2)	Percent of Common Stock Owned

Randall C. Stuewe	0	187,500	187,500	*
Fredric J. Klink	0	102,000	102,000	*
O. Thomas Albrecht	0	5,000	5,000	*
Charles Macaluso	0	5,000	5,000	*
Richard A. Peterson	0	5,000	5,000	*
John O. Muse	7,500	27,000	34,500	*
Neil Katchen	5,000	44,280	49,280	*
James A. Ransweiler	9,672	54,000	63,672	*
Mitch Kilanowki	1,500	27,000	28,500	*
Joseph R. Weaver, Jr.	0	21,060	21,060	*
All executive officers and directors as a group (10 persons)	23,672	477,840	501,512	*

          *            Represents less than one percent of our common stock outstanding.

(1)	Represents options that are or will be vested and exercisable within 60 days of March 25, 2004.
(2)	Except as otherwise indicated in the column "Unexercised Plan Options" and footnote 2, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Fredric J. Klink, one of our directors, was a partner in the law firm of Dechert LLP until December 31, 2001 when he became of counsel at Dechert LLP. We paid Dechert LLP $535,015 during fiscal 2003 for the performance of various legal services.

        On December 31, 2003, the Company issued Senior Subordinated Notes in the amount of $35,000,000 to SOF Investments, L.P. and two of its affiliates. According to its public filings, SOF Investments, L.P. owns 14.6% of the shares of our common stock. SOF Investments, L.P. purchased $27,500,000 in principal amount of the Notes. The Notes mature on December 31, 2009. Interest accrues on the outstanding principal balance of the Notes at an annual rate of 12%, payable quarterly in arrears.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who own more than ten percent of our common stock to file with the Securities and Exchange Commission various reports as to ownership of such common stock. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, the aforesaid Section 16(a) filing requirements were met on a timely basis during 2003.

REPORT OF THE AUDIT COMMITTEE

        The following report of the audit committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

        Under the guidance of a written charter adopted by the Board of Directors, the audit committee oversees our management’s conduct of the financial reporting process on behalf of our Board of Directors. A copy of the charter is attached as Annex A to the proxy statement of which this report is a part. The audit committee also appoints the accounting firm to be retained to audit our company’s consolidated financial statements, and once retained, the accounting firm reports directly to the audit committee. The audit committee is responsible for approving both audit and non-audit services to be provided by the independent auditors.

        Management is responsible for our company’s financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our company’s independent auditors are responsible for auditing those consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America. The audit committee’s responsibility is to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews.

        The audit committee met with management periodically during fiscal 2003 to consider the adequacy of our company’s internal controls, and discussed these matters and the overall scope and plans for the audit of our company with our independent auditors, KPMG LLP. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

        The audit committee also discussed with senior management and KPMG LLP our company’s disclosure controls and procedures and the certifications by our Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the recently enacted Sarbanes-Oxley Act of 2002 for certain of our company’s filings with the Securities and Exchange Commission.

        In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the 2003 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from our company and our management, including the matters in the written disclosures and letter which were received by the audit committee from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor’s independence. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 3, 2004 for filing with the Securities and Exchange Commission.

Richard A. Peterson O. Thomas Albrecht Charles Macaluso

APPOINTMENT OF INDEPENDENT AUDITORS

        The audit committee has appointed KPMG LLP as our independent auditors for the fiscal year ending January 1, 2005.

        One or more representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

        In addition to performing the audit of our consolidated financial statements, KPMG LLP has provided various other services during fiscal 2003 and 2002. The aggregate fees billed for fiscal 2003 and 2002 for each of the following categories of services are set forth below:

        Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP for the years ended January 3, 2004 and December 28, 2002 for the audit of our financial statements for the years ended January 3, 2004 and December 28, 2002 were $199,000 and $251,000, respectively.

        Audit-Related Fees. The aggregate fees billed for audit-related services rendered by KPMG LLP for the years ended January 3, 2004 and December 28, 2002 for audits of employee benefit plans and services related to the recapitalization were $111,000 and $128,000, respectively.

        Tax Fees. The aggregate fees billed for professional services rendered by KPMG LLP during fiscal 2003 and 2002 for tax compliance, tax advice and tax planning were $32,000 and $37,000, respectively.

        All Other Fees. The aggregate fees billed for professional services rendered by KPMG LLP during fiscal 2003 and 2002 for services other than those described under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were none during both fiscal 2003 and fiscal 2002, for internal audit staff and accounting project assistance.

Pre-approval Policy

         The audit committee is required to pre-approve the audit and non-audit services to be performed by the independent auditor in order to assure that the provisions of such services does not impair the auditor’s independence.

        All audit services, audit-related services, tax services and other services provided by KPMG LLP were pre-approved by the audit committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions, and 27.8% of all services provided by KPMG LLP to the Company for the year ended January 3, 2004 were non-audit related services. The audit committee charter provides for pre-approval of any audit or non-audit services provided to the Company by its independent auditors. The audit committee may delegate to its chairman pre-approval authority with respect to all permitted audit and non-audit services, provided that any services pre-approved pursuant to such delegated authority shall be presented to the full audit committee at its next regular meeting.

OTHER MATTERS

        Our management is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in Our 2005 Annual Meeting Proxy Statement and Proxy Card

        Any stockholder proposal to be considered by us for inclusion in our 2005 proxy statement and form of proxy card for next year’s Annual Meeting of Stockholders, expected to be held in May 2005, must be received by our Secretary at our principal executive offices located at 251 O’Connor Ridge Boulevard, Suite 300, Irving, Texas 75038, no later than December 25, 2004 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

Other Stockholder Proposals for Presentation at Our 2005 Annual Meeting

        For any proposal that is not submitted for inclusion in next year’s proxy statement (as described above) but is instead sought to be presented directly at the 2005 annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if we: (a) receive notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2005 annual meeting should be addressed to our Secretary at our principal executive offices located at 251 O’Connor Ridge Boulevard, Suite 300, Irving, Texas 75038.

By Order of the Board of Directors,
/s/ Joseph R. Weaver Joseph R. Weaver, Jr. Secretary

Irving, Texas
April 16, 2004

ANNEX A

CHARTER
OF
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

DARLING INTERNATIONAL INC.

Audit Committee of the Board of Directors

CHARTER

PURPOSE

The primary purpose of the Audit Committee (the “Committee”) is to act on behalf of the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting, control and audit functions, including overseeing the financial reports and Company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition will meet the requirements of the Audit Committee Policy for both the American Stock Exchange (AMEX) and the Sarbanes-Oxley Act of 2002.

Accordingly, each of the each of the members of the Audit Committee will be members of the Board of Directors and will otherwise be independent and financially literate:

1.	In order to be considered independent, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee:

-	Accept any consulting, advisory, or other compensatory fee from the Company; or
-	Be an affiliated person of the Company or any subsidiary thereof.

2.	Members must be able to read and understand fundamental financial statements.

In addition, at least one member of the Committee will have accounting or related financial management expertise.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. As part of its role to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the outside auditors and management quarterly to review the Company’s financial statements.

Key Responsibilities

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that Company financial management, as well as the outside auditors, have more time, knowledge and detailed information regarding the Company’s financial affairs than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  Consider and review with the outside auditors and management: (a) the adequacy of the Company’s disclosure controls and procedures and internal controls, including computerized information system disclosure controls and procedures or controls and security, (b), all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (d) the related findings and recommendations of the outside auditors together with management’s responses.

  Review and discuss with management and the outside auditors the accounting policies that may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. Inquire as to the outside auditors’ views about whether management’s choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

  Review and discuss with management and the outside auditor (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company and (b) any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and are relevant to an understanding of the Company’s financial statements.

  Prior to releasing any financial statements or comparable information to the public (including any earnings releases) or submitting financial statements or related financial information to the Securities and Exchange Commission, including the financial statements and financial information, such as Management’s Discussion and Analysis of Financial Condition and Results of Operations, contained in Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, review the financial statements and related financial information with management and the outside auditors to determine that management and the outside auditors are satisfied with the disclosures and content. The Chair of the Committee may represent the entire Committee where time does not permit the review of interim financial information by the full Committee.

  Review with management and the outside auditor the results of annual audits and related comments and any reports of the outside auditor with respect to interim periods, in consultation with the other Board committees as deemed appropriate, including: (a) the outside auditor’s audit of annual financial statements, accompanying footnotes and its report thereon; (b) any significant changes required in the outside auditor’s audit plans; (c) any difficulties or disputes with management encountered during the course of the annual audit or the review with respect to interim periods; (d) any significant adjustments, management judgments and accounting estimates; and (e) other matters related to the conduct of the audit or review, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

The Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the anonymous submissions by employees of concerns regarding “questionable” accounting or auditing matters. Such procedures will be expressed to employees in conjunction with the Company Code of Conduct and will be appropriately published to employees.

The Committee will have the direct responsibility for the appointment, compensation and oversight of the Company’s public accounting firms conducting audits of the Company’s financial statements, and the accounting firms must report directly to the Audit Committee.

The Committee shall:

-	Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;
-	Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence; and
-	Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

Pre-Approved Audit and Non-Audit Services

Both audit and permitted non-audit services provided to the Company must be pre-approved by the Audit Committee. The Committee may delegate the authority to grant pre-approvals to one or more of its members. Decisions made by the delegate must be reviewed and approved by the full Audit Committee during its regular scheduled meetings. Approval of non-audit activities also must be disclosed to investors in the Company’s periodic reports.

Reporting to Shareholders

The Committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the Company’s annual report.

ANNEX B

CHARTER
OF
THE NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE OF
THE BOARD OF DIRECTORS

DARLING INTERNATIONAL INC.

DARLING INTERNATIONAL INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

        This Nominating and Corporate Governance Committee Charter (the “Charter”) sets forth the purpose and membership requirements of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) and establishes the authority and responsibilities delegated to the Committee by the Board.

1.      Purpose.

        The purpose of the Committee is to:

(i)	Identify individuals qualified to serve as Directors and recommend to the Board such Director nominees;

(ii)	Recommend to the Board the number and nature of standing and special committees to be created by the Board ;

(iii)	Recommend to the Board the members and chairperson for each Board committee; and

(iv)	Develop, recommend, and periodically review and assess the Company's Corporate Governance Principles and the Company's Code of Conduct, corporate governance matters and make recommendations for changes or other actions to the Board.

2.      Membership.

        The Committee will consist of at least three Directors. Each member of the Committee must be independent and satisfy the independence requirements set forth in the applicable listing standards of the stock exchange on which the Company’s securities are listed.

        The Board will elect the members of the Committee at the Board Meeting that is held immediately after the Annual Meeting of the Stockholders of the Company (“Annual Board Meeting”). Each Committee member shall serve until the date of the next Annual Board Meeting, unless he or she resigns, is removed or replaced, or otherwise ceases to be a director or a member of the Committee prior to such date, in which event the Board shall appoint another director of the Company to fill the resulting vacancy. If for any reason the Board does not elect the members of the Committee at an Annual Board Meeting, the members shall serve until their successors are appointed by the Board. The Board may remove or replace a member of the Committee at any time without cause.

3.     Meetings and Procedures.

        The Committee shall meet as often as is appropriate but not less than twice annually. The schedule of regular meetings for the Committee for each year shall be established by the Committee. The Chairperson of the Committee may call a special meeting at any time as he or she deems appropriate.

        A quorum shall consist of a majority of the Committee’s members. The act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee, except that nominations for Directors that are submitted to the Board shall be approved by the vote of two-thirds of the standing members of the Committee.

        The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding officer for that meeting. The Chairperson of the Committee shall prepare an agenda for each meeting in consultation with Committee members and any appropriate member of the Company’s management or staff. Appropriate members of the Company’s management or staff shall assist the Chairperson with the preparation of any background materials necessary for any Committee meeting.

        The Committee shall have the authority to (i) delegate authority and responsibilities to sub-committees as it deems necessary and appropriate, provided that no sub-committees shall consist of less than two members; (ii) retain, at the Company’s expense, and determine the compensation and other retention terms of consultants or search firms it deems necessary to fulfill its responsibilities under this Charter; and (iii) obtain advice and assistance on any matter addressed in this Charter from internal or external legal, accounting, or other advisors, at the expense of the Company.

        The Committee may invite to its meetings any director, management member or such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

        Minutes of each meeting of the Committee shall be kept to document the discharge by the Committee of its responsibilities; and a copy of such Minutes shall be sent to the members of the Board of Directors.

4.      Duties and Responsibilities.

        To fulfill its purposes, the Committee’s primary responsibilities are set forth below. The Committee shall also carry out any other responsibilities assigned to it by the Board from time to time.

a.	With respect to Membership of the Board of Directors:

(i)	Establish and periodically reevaluate the standards and criteria for membership, and the process of selection, of new Directors for the Board. This will involve determination and articulation of the portfolio of skills, experience, perspective and background required for the effective functioning of the Board. The criteria will include, among other things, a prospective director's character, integrity, business, professional and personal background, skills, current employment, and ability to commit sufficient time and attention to the activities of the Board. The Committee will consider these criteria, among others, in the context of an assessment of the perceived needs of the Board as a whole.

(ii)	Actively seek, recruit, screen, and interview individuals qualified to become members of the Board.

(iii)	Communicate with stockholders of the Company regarding nominees for the Board, consider whether to recommend such nominees to the Board of Directors for election to the Board, and develop policies and procedures for consideration of such nominees as appropriate.

(iv)	Evaluate the qualifications and performance of incumbent Directors and determine whether to recommend them for reelection to the Board.

(v)	Recommend to the Board of Directors the nominees, both new and continuing directors, for election to the Board, subject to any contractual or other commitments of the Company with respect to the election of directors.

(vi)	Recommend to the Board of Directors the nominees for each of the committees to the Board, including the chairperson of each such committee.

(vii)	Periodically review the size of the Board and recommend to the Board any appropriate changes.

(viii)	Review the Board's policy on compensation for Directors and recommend to the Board any changes as appropriate.

(ix)	Monitor the orientation and training needs of Directors and recommend action to the Board, individual Directors and management where appropriate.

b.	With respect to Corporate Governance:

(i)	Develop, annually review and assess the adequacy of the Company's Corporate Governance Principles and the Company's Code of Conduct and recommend any changes to the Board.

(ii)	Periodically review corporate governance matters generally and recommend action to the Board where appropriate.

(iii)	Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

(iv)	Monitor the quality, sufficiency and currency of information furnished by management to the Directors in connection with Board and committee meetings and other activities of the Directors.

(v)	Review and address potential conflicts of interest of Directors and Executive Officers of the Company.

(vi)	Annually conduct a review and make a self-assessment of the Committee's performance and report the results of such self-assessment to the Board.

(vii)	Develop criteria for and assist the Board in its annual self-evaluation.

PROXY CARD

DARLING INTERNATIONAL INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of DARLING INTERNATIONAL INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Joseph R. Weaver and Brad Phillips, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Four Seasons Resort and Club, 4150 N. MacArthur Blvd., Irving, Texas 75038, on May 18, 2004 at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the “Annual Meeting”), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

Please mark your vote as indicated in this example  [X]

1.        Election of Directors (Proposal No. 1):

VOTE FOR ALL*                     WITHHOLD FOR ALL
[   ]                                               [   ]

Nominees:
Randall C. Stuewe	Fredric J. Klink
O. Thomas Albrecht	Charles Macaluso
Kevin S. Flannery	Richard A. Peterson

*      To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

2.        Other Matters:

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL NO. 1 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting dated April 16, 2004, the Proxy Statement attached thereto and the Annual Report of the Company for the fiscal year ended January 3, 2004 forwarded therewith.

Dated: _______________________________, 2004

_______________________________
Signature

_______________________________
Signature